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                                                                  Exhibit 10.34


                  FIRST AMENDMENT made as of September 11, 2001 to the Employment Agreement dated as of March 31, 2000 by and between U.S. Industries, Inc., a Delaware Corporation, with its principal office at 101 Wood Avenue South, Iselin, New Jersey 08830 (the "Company") and Steven C. Barre ("Executive").

                                   WITNESSETH:

                  WHEREAS, the Company and Executive have previously entered into the Employment Agreement and the Executive is currently employed as Vice President, General Counsel and Secretary of the Company; and

                  WHEREAS, the Company desires to employ Executive as Senior Vice President, General Counsel and Secretary and to make certain other amendments to the Employment Agreement effective September 11, 2001 (the "Effective Date").

                  NOW, THEREFORE, effective on the Effective Date, the parties hereto agree as follows:

                  1. Section 2 of the Employment Agreement is amended by the deletion of the first sentence of Section 2(a) in its entirety and the substitution of the following in lieu thereof:

                  "Executive shall serve as Senior Vice President, General Counsel and Secretary of the Company."
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                  2. Section 3 of the Employment Agreement is amended by the deletion of the first sentence in its entirety and the substitution of the following in lieu thereof:

                  "During the Employment Term, the Company shall pay Executive a base salary at the annual rate of not less than $285,000."

                  3. Section 4(a) of the Employment Agreement is amended by the deletion of the words "60% of Base Salary" and the substitution of the words "70% of Base Salary" in lieu thereof.

                  4. Exhibit A, Section (d)(i) of the Employment Agreement is amended by the deletion of the words "Vice President" and the substitution of the words "Senior Vice President" in lieu thereof.

                  5. THE EMPLOYMENT AGREEMENT. The Employment Agreement, as amended herein, shall remain in full force and effect.

                  IN WITNESS WHEREOF, the Company has caused this Amendment to be executed by its duly authorized officer and the Executive has hereunto set his hand as of the date first above written.

                                  U.S. INDUSTRIES, INC.


                                  By:
                                     -------------------------------------------
                                     Dorothy E. Sander
                                     Senior Vice President-Administration


                                     -------------------------------------------
                                     Steven C. Barre ("Executive")